                                                                    Exhibit 10.4

               ASSIGNMENT AND ASSUMPTION OF INTELLECTUAL PROPERTY
               --------------------------------------------------

     This Assignment and Assumption of Intellectual Property Agreement ("Agreement") is made and entered into as of August 29, 2005 (the "Execution Date") by and between Delk Holdings, Inc., a Texas corporation ("Assignor"), and Advanced Materials Group, Inc., a Nevada corporation ("Assignee").

     WHEREAS, Assignor is the owner, licensee, or otherwise has an interest in, the intellectual property assets and intellectual property rights relating thereto, described on Schedule A attached hereto (collectively, the "IP Assets");

     WHEREAS, Assignor is desirous of assigning and transferring its rights to the IP Assets to Assignee, and Assignee is desirous of acquiring such rights of Assignor in, to and under said IP Assets; and

     WHEREAS, Assignor is a party to that certain Separation and Release Agreement by and between the Assignor, Robert Delk, Delk Partners, Ltd, the Assignee, and certain directors, officers, and stockholders of the Assignee (the "Release Agreement").

     NOW, THEREFORE, the parties agree as follows:

     1. For good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee on and as of the date on which the Release Agreement becomes effective under the terms thereof (the "Effective Date") its entire right, title and interest in and to the IP Assets, the same to be held and enjoyed by Assignee for its own use and enjoyment, to the end of the term or terms for which said intellectual property rights are or may be granted, renewed or reissued, as fully and entirely as the same would have been held and enjoyed by Assignor, if this assignment had not been made.

     2. Assignee hereby aggress to assume all of the duties and obligations of Assignor related to the IP Assets, to discharge such duties and obligations from the Effective Date forward, including, without limitation, those duties and obligations, (which include any and all accrued and unpaid minimum royalty payments, whether or not due on or before the Effective Date) under the agreements set forth on Schedule B (the "IP Agreements").

     3. Assignee further agrees to indemnify and hold Assignor harmless from and against any claims arising out of Assignor's violation of or failure to assume and discharge its duties and obligations with respect to the IP Assets and the IP Agreements, as provided for in paragraph 2 above.

     4. ASSIGNOR MAKES NO WARRANTY OR GUARANTEE THAT THE IP ASSETS ARE NOT NOW INVOLVED OR WILL NOT IN THE FUTURE BE INVOLVED IN ANY INTERFERENCE, REISSUE, REEXAMINATION OR OPPOSITION PROCEEDING; DOES NOT NOW INTERFERE OR WILL NOT IN THE FUTURE INTERFERE WITH A PATENT OR PATENT APPLICATION OF ANY THIRD PARTY; OR IS NOT NOW, OR WILL NOT IN THE FUTURE BE, INFRINGED, CHALLENGED OR THREATENED. ASSIGNOR HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OR CONDITIONS OF MERCHANTABILITY, SATISFACTORY QUALITY, AND FITNESS FOR A PARTICULAR PURPOSE, OR IMPLIED WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.

     5. ASSIGNEE AGREES TO ACCEPT THIS ASSIGNMENT "AS IS" WITH ALL FAULTS, EXCEPTIONS AND RISKS ASSOCIATED THEREWITH.

     6. Assignor assigns no rights to Assignee other than those transferred hereunder, and Assignor retains any and all right, title and interest to any patents, copyrights or intellectual property of any kind not expressly conveyed herein.

     7. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the principles of conflicts of laws.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Execution Date.

ASSIGNOR:                                   ASSIGNEE

DELK HOLDINGS, INC.                         ADVANCED MATERIALS GROUP, INC.

By: /s Robert Delk                          By: /s William G. Mortensen
    -------------------------------             ------------------------------
Name: Robert Delk                           Name: William G. Mortensen
Title: President                            Title: President


                                            By: /s Michael L. Bowen
                                                ------------------------------
                                            Name: Michael L. Bowen
                                            Title: Executive Vice President

                                   SCHEDULE A
                                   ----------

                                  THE IP ASSETS

Description of Product                  Federal/State IP Registration Info.
----------------------                  -----------------------------------

UnderBare Adhesive Panty                1) US Patent Application 10/267,325,
                                        filed 10-8-02 by Inventor Connors, and
                                        licensed to Delk Holdings, Inc.
                                        2) US Patent No. 6,681,407, issued
                                        January 27, 2004 to Inventor Martz and
                                        Licensed to PCI originally, then to Delk
                                        Holdings, Inc. on February 4, 2005.
                                        3) Sales and Manufacturing Agreement
                                        between PCI and Delk Holdings, Inc.
                                        establishing a joint venture between the two Inventors.

Ice Pack (SINGLE USE ICE PACK)          US Provisional Patent Application Serial
                                        No. 60/602,591 filed August 18, 2004 by
                                        Inventor Bowen. Owned by Delk Holdings.

Tube Holder (ADHESIVE)                  US Provisional Patent Application Serial
                                        No. 60/602,403 Filed August 18, 2004 by
                                        Inventor Bowen. Owned by Delk Holdings.

Tube Holder (VELCRO)                    US Patent Application Serial No.
                                        10/701,589 Filed November 5, 2003 by
                                        Inventor Bowen, from a Provisional
                                        patent application filed in 2002. Owned
                                        by Delk Holdings.

Suction Mat                             US Patent Application 60/603,740 filed
                                        08-23-2004 by Inventor Bowen.

Tool Holder                             US Patent Application Serial No.
                                        60/623,924, filed November 1, 2004, by
                                        Inventor Bowen

Bohmfalk Surgical Mask                  Patent Numbers 5,694,972 and 6,237,596*

Yavitz "Breate Right" Surgical Mask     Patent Number 5,803,075*

Yavitz "Dot Your Eyes" Contact
Applicator                              Patent Numbers 5,538,301 and 5,732,990*

Yavitz Surgeon's Cuff                   Patent Number 5,572,743*

*The Company acknowledges that the license agreements between these patent holders and Delk Holdings has lapsed as of the Execution Date, and therefore Delk Holdings has no interests or rights in these patents and products notwithstanding their inclusion on this exhibit.

                                   SCHEDULE B
                                   ----------

                                  IP AGREEMENTS